Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Building Control, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Chris Sharng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

This Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

     /s/ Chris Sharng

Chris Sharng
Chief Financial Officer
August 8, 2003